UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 27, 2023

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

5230 Las Virgenes Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, Unico American Corporation (the “Company”) received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) on September 22, 2022 indicating that the Company was not in compliance with the requirement of a minimum Market Value of Publicly Held Shares (“MVPHS”) of $5,000,000 for continued listing on the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(1)(C). Nasdaq calculates MVPHS by subtracting from the total shares of common stock outstanding any shares held by officers, directors or any person who beneficially owns more than 10% of the total shares outstanding. In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company was provided a period of 180 calendar days, or until March 21, 2023, to regain compliance with the minimum MVPHS requirement. To regain compliance, the minimum MVPHS of the Company’s common stock was required to meet or exceed $5,000,000 for at least ten consecutive business days during this 180-calendar day compliance period, which did not occur.

On March 21, 2023, the Company applied to transfer the listing of its common stock, no par value per share, from The Nasdaq Global Market to The Nasdaq Capital Market, which has a minimum MVPHS requirement of $1,000,000 (the “Transfer”).

On March 27, 2023, the Company received confirmation that Nasdaq had approved the Transfer, and the Company’s common stock will begin trading on The Nasdaq Capital Market effective with the open of trading on March 29, 2023. The Company’s common stock will continue to trade under the symbol “UNAM”. The Nasdaq Capital Market operates in substantially the same manner as The Nasdaq Global Market, with issuers listed on The Nasdaq Capital Market tier required to meet certain financial and corporate governance requirements to qualify for continued listing.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Transfer. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, that the common stock will continue to trade under the symbol “UNAM”. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: March 31, 2023	By:	/s/ Jennifer E. Ziegler
Name: Jennifer E. Ziegler Title: Executive Vice President, Chief Financial Officer and Treasurer

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